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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2007


                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                       001-33016              68-0629883
--------------------------------        -------------       --------------------
(State or other jurisdiction of          Commission           (I.R.S. Employer
 incorporation or organization)          File Number         Identification No.)


16701 Greenspoint Park Drive, Suite 200
            Houston, Texas                                          77060
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (281) 408-1200


             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Items.

     On January 26, 2007, the registrant issued a press release discussing updates to the registrant's previously issued financial forecasts, declaration of a fourth quarter 2006 cash distribution, and the election of William J. Quinn as Chairman of the Board of Eagle Rock Energy G&P, LLC ("G&P"), which is the general partner of the registrant's general partner. The press release is filed with this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

     Mr. Quinn currently is a director of G&P and is a managing partner of Natural Gas Partners, Inc., which, through affiliates, controls G&P and the registrant. Mr. Quinn succeeds Alex A. Bucher, chief executive officer and director of G&P, who will continue to be a member of G&P's board of directors and the principal executive and operating officer of G&P.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

          99.1 Press Release dated January 26, 2007



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EAGLE ROCK ENERGY PARTNERS, L.P.

                                     By: Eagle Rock Energy GP, L.P., its general
                                         partner

                                     By: Eagle Rock Energy G&P, LLC, its general
                                         partner


Date: January 29, 2007               By: /s/ Alex A. Bucher
                                         ---------------------------------------
                                         Alex A. Bucher
                                         President and Chief Executive Officer

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                                INDEX TO EXHIBITS

     Item    Exhibit
     ----    -------

     99.1    Press Release date January 26, 2007